UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2014

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On July 3, 2014, Sensata Technologies Minnesota, Inc. (“STMI”), an indirect, wholly-owned subsidiary of Sensata Technologies Holding N.V., entered into a Stock Purchase Agreement (the “SPA”) with CoActive Holdings, LLC, a Delaware limited liability company (the “Seller”), and CoActive US Holdings, Inc., a Delaware corporation. Pursuant to the SPA, STMI will purchase from the Seller all of the outstanding equity interests of CoActive US Holdings, Inc., the direct or indirect parent of companies comprising the Seller's DeltaTech Controls business, for an aggregate purchase price of $190.0 million, including the assumption of certain liabilities in the amount of $14.2 million, resulting in an aggregate cash purchase price of $175.8 million. The amount payable to the Seller is subject to adjustment for certain closing and post-closing items, including transaction expenses, working capital, and repayment of Seller indebtedness.
The SPA contains customary representations, warranties, and covenants. STMI expects to complete the transactions contemplated by the SPA in the third quarter of 2014, subject to the satisfaction of customary closing conditions, including, among others, the approval of certain regulatory authorities in the United States and Germany. Each of the parties has certain customary termination rights under the SPA.
The foregoing description of the SPA is qualified in its entirety by reference to the full text of the SPA, which is attached as Exhibit 2.1 and is incorporated in this report by reference.
A copy of the press release announcing entry into the SPA is attached as Exhibit 99.1 and is incorporated in this report by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

2.1*	Stock Purchase Agreement, dated as of July 3, 2014, by and among Sensata Technologies Minnesota, Inc., CoActive Holdings, LLC, and CoActive US Holdings, Inc.
99.1	Press Release issued by Sensata Technologies Holding N.V. on July 7, 2014.
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: July 7, 2014	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated as of July 3, 2014, by and among Sensata Technologies Minnesota, Inc., CoActive Holdings, LLC, and CoActive US Holdings, Inc.
99.1	Press Release issued by Sensata Technologies Holding N.V. on July 7, 2014.
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

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